Exhibit 10.3

AMENDMENT NO. 2
TO
REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO THE REGISTRATION RIGHTS AGREEMENT  (this “Second Amendment”) is made and entered into as of October 15, 2014, by and between Electronic Cigarettes International Group, Ltd. (f/k/a Victory Electronic Cigarettes Corporation), a Nevada corporation (the “Company”) and JGB (Cayman) Cambridge Ltd. a company organized under the laws of the Cayman Islands (“JGB” or the “Purchaser”).

RECITALS

A.  On April 22, 2014, the Company executed and delivered to Purchaser a certain 6% Senior Convertible Note (as amended from time to time, the “Note”) in the original principal amount of $24,175,824, and the Company and Purchaser executed and delivered that certain Securities Purchase Agreement, dated as of April 22, 2014 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Purchase Agreement”) and a Registration Rights Agreement, dated as of April 22, 2014 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Registration Rights Agreement”);

B. On the date hereof, the Company and the Purchaser entered into that certain Third Amendment to the Note and Third Amendment to the Purchase Agreement; and

C. In connection with the foregoing, the parties hereto desire to amend the Registration Rights Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the recitals, the mutual promises, and agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.1  Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Purchase Agreement.

2.1  Amendments to the Registration Rights Agreement.  The Registration Rights Agreement is hereby amended as follows:

(a)           The definition of “Notes” set forth in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Notes” means the Company’s 6% Senior Convertible Notes issued pursuant to the Purchase Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with their provisions.”

1.3  Registration Rights Agreement in Full Force and Effect. Except as specifically amended herein, the Registration Rights Agreement shall remain unmodified and in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment to the Registration Rights Agreement as of the day and year first above written.

ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.

By:  _____________________________
Name:____________________________
Title:  ____________________________

JGB (Cayman) Cambridge Ltd.

By: ______________________________
Name:____________________________
Title:_____________________________